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                                                                    EXHIBIT 23.2

              Consent of Ernst & Young LLP, Independent Auditors

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 15, 2000 (except for Note 9, as to which the date is July 28, 2000), in Amendment No. 4 of the Registration Statement (Form S-1; No 333-37508) and related Prospectus of Lantronix, Inc.

                                          /s/ Ernst & Young LLP

Orange County, California
August 1, 2000